                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                             AMENDMENT NO. 3 dated as of
                                    September 11, 2003 (this "Amendment"), to the Credit Agreement dated as of August 1, 2001, as amended by Amendment No. 1 dated as of July 31, 2002 and Amendment No. 2 dated as of May 23, 2003 (as so amended, the "Credit Agreement"), among WRIGHT MEDICAL GROUP, INC., a Delaware corporation, WRIGHT MEDICAL TECHNOLOGY, INC., a Delaware corporation, the LENDERS from time to time party thereto, and JPMORGAN CHASE BANK, a New York banking corporation formerly known as The Chase Manhattan Bank, as administrative agent and collateral agent for such lenders and as issuing bank.

                  A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. Section 1.01 of the Credit Agreement defines the term "Change in Control" to mean, among other things, an event whereby the Sponsor and its Affiliates shall fail to own and have the right to vote shares representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Holdings.

                  C. The occurrence of a Change in Control constitutes a Default and an Event of Default under paragraph (n) of Article VII of the Credit Agreement.

                  D. Holdings has informed the Administrative Agent that the Sponsor and its Affiliates have reduced their ownership interest in Holdings and that on the date hereof the Sponsor and its Affiliates own and have the right to vote shares representing approximately 26.85% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Holdings.

                  E. Pursuant to a Waiver dated as of August 29, 2003, the Lenders have agreed to waive the Default and Event of Default under the Credit Agreement arising from the occurrence of a Change in Control described in the immediately preceding paragraph of this introductory statement.

                  F. Holdings and the Borrower desire to change the definition of the term "Change in Control" and, accordingly, have informed the Administrative Agent that they seek an amendment of Section 1.01 of the Credit Agreement as set forth herein.

                  G. The Required Lenders are willing to agree to such amendment pursuant to the terms, subject to the conditions and to the extent set forth herein.

                  H. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement, as amended hereby.

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                                                                               2

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (i) The definitions of "Co-Investor," "Continuing Shareholders" and "Permitted Investors" are deleted in their entirety.

                  (ii) The definition of "Change in Control" is hereby amended and restated in its entirety to read as follows:

                  "Change in Control" means any of the following events:

                  (a) any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Effective Date), other than the Sponsor and its Affiliates, an employee benefit plan of Holdings, or a trustee or other fiduciary holding securities under an employee benefit plan of Holdings, becomes, directly or indirectly, the beneficial owner of shares representing more than 40% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Holdings;

                  (b) (i) occupation of a majority of the seats (other than vacant seats) on the board of directors of Holdings or the Borrower by Persons who were neither (x) nominated by the board of directors of Holdings or the Borrower, as the case may be, nor (y) appointed by directors so nominated or (ii) the occurrence of any change in control or similar event (however denominated) with respect to Holdings or the Borrower under and as defined in any other indenture or agreement in respect of Material Indebtedness to which Holdings, the Borrower or a Subsidiary is a party; or

                  (c) Holdings shall cease to directly own 100% of the issued and outstanding capital stock of the Borrower.

                  SECTION 2. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to each other party hereto that (i) this Amendment has been duly executed and delivered by each of Holdings and the Borrower and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable against it in accordance with its terms and (ii) after giving effect to this Amendment (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (b) no Default or Event of Default has occurred and is continuing.

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                                                                               3

                  SECTION 3. Effectiveness. This Amendment shall become effective as of the date set forth above on the date that the Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders.

                  SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

                  SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 6. Applicable Law . THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.

                  SECTION 7. Headings . The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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                                                                               4


            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                     WRIGHT MEDICAL GROUP INC.,



                                     by     /s/ John K. Bakewell
                                            ---------------------------
                                            Name: John K. Bakewell
                                            Title: Executive Vice-President and
                                            Chief Financial Officer


                                     WRIGHT MEDICAL TECHNOLOGY,
                                     INC.,



                                     by     /s/ John K. Bakewell
                                            ---------------------------
                                            Name: John K. Bakewell
                                            Title: Executive Vice-President and
                                            Chief Financial Officer


                                     JPMORGAN CHASE BANK,
                                     as a Lender, as Administrative Agent,
                                     Collateral Agent and Issuing Bank,



                                     by     /s/ Jim Ely
                                            ---------------------------
                                            Name: Jim Ely
                                            Title: Managing Direcor

                                                               SIGNATURE PAGE TO
                                                     AMENDMENT NO. 3 DATED AS OF
                                               September 11, 2003, TO THE WRIGHT
                                                 MEDICAL TECHNOLOGY, INC. CREDIT
                                                           AGREEMENT DATED AS OF
                                                                  AUGUST 1, 2001


Name of Lender: Credit Suisse First Boston, acting through its
                Cayman Island Branch
               --------------------------------------------------------


               by /s/ Christopher Lally
                  -----------------------------------------------------
                  Name: Christopher Lally
                  Title: Vice President

               by /s/ Doreen Welch
                  -----------------------------------------------------
                  Name: Doreen Welch
                  Title: Associate


Name of Lender: Fleet National Bank
               --------------------------------------------------------


               by /s/ Garth J. Collins
                  -----------------------------------------------------
                  Name: Garth J. Collins
                  Title: Senior Vice President


Name of Lender: STONE TOWER CLO LTD.
               --------------------------------------------------------

               by Stone Tower Debt Advisors LLC
                  as its Collateral Manager

                  /s/ William J. Sheoris
                  -----------------------------------------------------
                  Name: William J. Sheoris
                  Title: Authorized Signatory


Name of Lender: Sun Trust Bank
               --------------------------------------------------------


               by /s/ W. Brooks Hubbard
                  -----------------------------------------------------
                  Name: W. Brooks Hubbard
                  Title: Director